Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New York Tax Exempt Income Fund

11|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam New York Tax Exempt Income Fund

11| 30| 05 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	56
About the Trustees	57
Officers	63

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the course of 2005, U.S. and global economies proved resilient in the face of some emerging challenges. Higher energy prices, mounting inflationary pressures, and damage caused by an unusually active hurricane season appeared at times to pose a risk to corporate earnings, raising investors’ concerns. The Federal Reserve Board’s program of interest-rate increases remained in effect throughout the year, as well. Nevertheless, in recent months the financial markets have demonstrated trends consistent with an expanding economy -- relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, our teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued increases in interest rates in 2006.

In our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. Also, in keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 25 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds throughout 2005 and wish you a happy and prosperous 2006.

Putnam New York Tax Exempt Income Fund: potential for tax-advantaged income

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Typically issued by states and local municipalities to raise funds for building and maintaining public facilities, municipal bonds offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and any local income taxes as well. While the stated yields on municipal bonds are usually lower than those on taxable bonds, in New York, this exemption is an especially powerful advantage because the state’s top income tax rate is among the highest in the United States, and New York City’s income tax can further erode investment income. And the sheer size of the New York municipal bond market provides a wide array of investment opportunities.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s management team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers the risks involved -- including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” -- the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2005.

Putnam New York Tax Exempt Income Fund seeks to provide as high a level of current income free from federal, New York State, and New York City personal income tax as we believe to be consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in New York.

Highlights

  During the 12-month period ended November 30, 2005, Putnam New York Tax Exempt Income Fund’s class A shares returned 3.36% without sales charges.
  The fund’s benchmark, the Lehman Municipal Bond Index, returned 3.90% for the period.
  The average return of the fund’s Lipper peer group, New York Municipal Debt Funds, was 3.45%.

  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 11/30/05

Since the fund’s inception (9/2/83), average annual return is 7.62% at NAV and 7.40% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	4.97%	4.49%	62.39%	55.09%

5 years	5.26	4.29	29.20	23.38

3 years	4.21	2.63	13.18	8.10

1 year	3.36	-1.33	3.36	-1.33

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

Putnam New York Tax Exempt Income Fund delivered positive results during its fiscal year, which ended November 30, 2005. Municipal bonds generally outperformed U.S. Treasury bonds in the 12-month period, particularly when conditions became less friendly for fixed-income investors during the latter half of the year. Strong economic growth and rising energy prices contributed to inflationary pressures, and interest rates rose, affecting prices of bonds of all maturities. Although we took defensive measures to counter the effects of rising interest rates, your fund’s performance lagged that of its benchmark index because of the results of short- and intermediate-maturity holdings as well as sector positioning. Returns at net asset value (NAV, or without sales charges) were, however, in line with the average of the fund’s Lipper peer group.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that may accompany economic growth, prompted the Federal Reserve Board (the Fed) to increase short-term interest rates eight times in 0.25% increments during the fund’s fiscal year. The Fed’s gradual approach to reining in economic growth may have helped allay investor fears of higher longer-term rates, as long-term bond yields ended the year slightly lower despite rising short-term rates. As shorter- and longer-term interest rates began to converge, the yield curve flattened significantly. The yield curve is a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity.

An improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general, and especially bonds rated Baa and below, yield spreads tightened based on strong interest among buyers in search of higher yields. Based on continued favorable legal rulings, spreads on tobacco settlement bonds narrowed overall for the year. Although airline-related industrial development bonds (IDBs) exhibited a high level of volatility and ended the year on price weakness amid Northwest and Delta bankruptcy filings, they outperformed modestly for the period. On a geographic basis, municipal bonds issued in the territory of Puerto Rico, which are tax exempt in all states, underper-formed during the period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors generally expect that callable bonds will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your portfolio, a strategy that contributed to relative results for the period as most rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall.

During the period, we positioned the portfolio to take advantage of the flat-tening of the yield curve. This strategy contributed modestly to relative results for the period. Given our expectation that short-term rates would continue to rise, we reduced the fund’s positions in inverse floating-rate securities during the period. These securities pay additional interest income as short-term rates fall and less interest income when

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 11/30/05.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	3.90%

Lehman Aggregate Bond Index (broad bond market)	2.40%

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)	1.62%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.74%

Equities
S&P 500 Index (broad stock market)	8.44%

Russell 2000 Index (small-company stocks)	8.14%

MSCI EAFE Index (international stocks)	13.25%

short-term rates rise. By decreasing the fund’s exposure to these securities, we took a defensive position against rising short-term rates.

The fund’s underweight position in tobacco settlement bonds relative to its peer group detracted from results as this sector outperformed. The fund’s relative underweight to airline-related IDBs also modestly detracted from relative results as this sector outperformed for the fiscal year amid high volatility. A relative underweight to bonds issued in Puerto Rico helped results as this segment of the market underperformed for the period.

Your fund’s holdings

For the year as a whole, long-term interest rates were relatively stable, while short-term and intermediate-term rates rose sharply as the yield curve flat-tened. As a result, bonds with longer maturities generally had better results than those that were closer to their maturity dates, even in sectors that had relatively weak performance, such as Puerto Rico bonds. For example, Commonwealth of Puerto Rico Infrastructure Financing Authority special revenue bonds, due to mature in 2040, delivered strong relative total return.

Conversely, holdings that had an adverse impact on performance were primarily those in the short-term and intermediate-term range of the yield curve. The fund’s exposure included New York State Dormitory Authority revenue bonds issued for City University

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings’ maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

of New York, which mature in 2013. This holding is also an insured bond and its performance can consequently be expected to track that of the highest-quality bonds. As noted earlier, this period was more favorable to lower-quality bonds, which generally outperformed higher-quality bonds, and this holding’s performance detracted from overall results.

Also, to offset the effects of a flattening yield curve, the fund used interest-rate swap contracts, as described in your fund’s most recent semiannual report. Rather than trading large numbers of securities, which takes time and can be more expensive for the fund, these contracts enabled us to achieve our desired yield-curve positioning more efficiently.

The fund had a meaningful exposure to below-investment-grade bonds, particularly in the health-care sector as well as industrial development bonds (IDBs). IDBs are issued by municipalities but backed by the credit of the institution benefiting from the financing. Investor perceptions about the backer’s health, or that of its industry group, can affect the prices of these bonds to a greater extent than the rating of the issuing municipality. For the year as a whole, airline-related IDBs generally performed well until Northwest and Delta declared bankruptcy in September. Examples of fund holdings in this sector were bonds issued by the New York City Industrial Development Agency for British Airways, which were rated Ba2/BB+. Given that higher-yielding bonds have outperformed for a few years in a row and could begin to underperform in the future, we decided to upgrade the quality of the portfolio by selling lower-quality issues

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 11/30/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

and adding to the higher-quality bonds in the portfolio.

The portfolio’s underweight to tobacco settlement bonds for much of the year had a negative impact on relative results. Nevertheless, the individual holdings performed quite well. These included New York Counties Tobacco Trust and Puerto Rico’s Children’s Trust Fund Tobacco Settlement revenue bonds. Payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. This income could be jeopardized as a result of large judgments against the companies, and market sentiment with regard to this sector has tended to shift from concern about litigation to optimism. Bonds from this sector strengthened considerably during the period as the outcome of various litigation efforts proved positive for the tobacco industry.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We expect the Fed to maintain its policy of increasing rates into 2006. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. We currently plan to maintain the fund’s defensive duration and to continue to seek opportunities to increase the fund’s exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund’s positions. As the outperformance of lower-rated, higher-yielding bonds appears to be slowing, we plan to continue to reduce the fund’s exposure to this segment of the credit spectrum. We remain bearish on airline-related IDBs, while our view on tobacco settlement bonds is positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended November 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance
Total return for periods ended 11/30/05

	Class A		Class B		Class C		Class M
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.62%	7.40%	6.82%	6.82%	6.74%	6.74%	7.20%	7.04%

10 years	62.39	55.09	52.55	52.55	49.23	49.23	57.72	52.62
Annual average	4.97	4.49	4.31	4.31	4.08	4.08	4.66	4.32

5 years	29.20	23.38	25.27	23.27	23.99	23.99	27.25	23.06
Annual average	5.26	4.29	4.61	4.27	4.39	4.39	4.94	4.24

3 years	13.18	8.10	11.32	8.38	10.64	10.64	12.31	8.67
Annual average	4.21	2.63	3.64	2.72	3.43	3.43	3.95	2.81

1 year	3.36	-1.33	2.85	-2.07	2.54	1.55	3.06	-0.32

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,550 after sales charge) Cumulative total return from 11/30/95 to 11/30/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,255 and $14,923, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $15,772 ($15,262 at public offering price). See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 11/30/05

		Lipper New York
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	8.11%	7.42%

10 years	74.50	60.79
Annual average	5.73	4.85

5 years	33.35	28.80
Annual average	5.93	5.18

3 years	15.33	13.33
Annual average	4.87	4.25

1 year	3.90	3.45

   Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 11/30/05, there were 107, 106, 89, and 64 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 11/30/05

	Class A		Class B	Class C	Class M

Distributions (number)	12		12	12	12

Income[1]	$0.345906		$0.303015	$0.274850	$0.319530

Capital gains[1]

Long-term	0.086500		0.086500	0.086500	0.086500

Short-term	--		--	--	--

Total	$0.432406		$0.389515	$0.361350	$0.406030

Share value:	NAV	POP	NAV	NAV	NAV	POP

11/30/04	$8.84	$9.26	$8.83	$8.84	$8.85	$9.15

11/30/05	8.70	9.04*	8.69	8.70	8.71	9.00

Current yield (end of period)
Current dividend rate[2]	4.10%	3.95%	3.46%	3.31%	3.80%	3.68%

Taxable equivalent[3](a)	6.83	6.58	5.77	5.52	6.33	6.13

Taxable equivalent[3](b)	7.18	6.92	6.06	5.80	6.65	6.44

Current 30-day SEC yield[4]	3.49	3.35	2.84	2.69	3.19	3.08

Taxable equivalent[3](a)	5.82	5.58	4.73	4.48	5.32	5.13

Taxable equivalent[3](b)	6.11	5.87	4.97	4.71	5.59	5.39

* Reflects a reduction in sales charges that took effect on April 1, 2005.

1	Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3	Assumes (a) maximum 40.01% combined federal income tax and New York state 2005 personal income tax rates or (b) maximum 42.90% combined federal, New York state, and New York City 2005 tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4	Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter
Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.63%	7.41%	6.83%	6.83%	6.75%	6.75%	7.21%	7.05%

10 years	62.01	54.64	52.21	52.21	48.96	48.96	57.37	52.29
Annual average	4.94	4.46	4.29	4.29	4.07	4.07	4.64	4.30

5 years	26.25	20.60	22.53	20.55	21.27	21.27	24.49	20.52
Annual average	4.77	3.82	4.15	3.81	3.93	3.93	4.48	3.80

3 years	11.56	6.56	9.62	6.73	8.88	8.88	10.58	7.03
Annual average	3.71	2.14	3.11	2.19	2.88	2.88	3.41	2.29

1 year	3.03	-1.64	2.64	-2.27	2.33	1.35	2.85	-0.55

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from June 1, 2005, to November 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.91	$ 7.17	$ 7.91	$ 5.42

Ending value (after expenses)	$1,001.70	$1,000.70	$997.70	$1,001.30

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2005, use the calculation method below. To find the value of your investment on June 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.95	$ 7.23	$ 7.99	$ 5.47

Ending value (after expenses)	$1,021.16	$1,017.90	$1,017.15	$1,019.65

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized
expense ratio†	0.78%	1.43%	1.58%	1.08%

Average annualized expense
ratio for Lipper peer group‡	0.82%	1.47%	1.62%	1.12%

†	For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.
‡	Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with
Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam New York Tax Exempt
Income Fund	13%	23%	8%*	18%	19%

Lipper New York Municipal
Debt Funds category average	25%	30%	38%	34%	57%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compara- bility of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

*	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2005	*

Portfolio Leader	2004	*

Paul Drury	2005	*

Portfolio Member	2004	*

Susan McCormack	2005	*

Portfolio Member	2004	*

James St. John	2005	*

Portfolio Member	2004	*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $330,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended November 30, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005	*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (reduced to 3.75% on April 1, 2005) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 62nd percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

42nd	37th	35th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash.

The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund including the fund’s portfolio, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 11/30/05

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
COP Certificate of Participation	MBIA MBIA Insurance Company
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHA Insd. Federal Housing Administration Insured	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (98.6%)*

	Rating **	Principal amount	Value

New York (90.0%)
Albany Cnty., Indl. Dev. Agcy. Rev. Bonds
(Albany College of Pharmacy), Ser. A, 5 3/8s,
12/1/24	BBB- $	1,000,000	$1,037,140
Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Albany Med. Ctr.), 6s, 5/1/29	BBB	1,460,000	1,450,831
(Charitable Leadership), Ser. A , 6s, 7/1/19	Baa3	2,750,000	2,952,538
Battery Park, City Auth. Rev. Bonds, Ser. A,
AMBAC, 5 1/2s, 11/1/16 (Prerefunded)	Aaa	3,400,000	3,536,782
Chemung Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Arnot Ogden Med. Ctr.),
5s, 11/1/34	A3	800,000	804,112
Dutchess Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Bard College), 5 3/4s, 8/1/30	A3	13,500,000	14,486,985
(Vassar College), 5.35s, 9/1/40	Aa2	16,000,000	16,985,120
Erie Cnty., G.O. Bonds
Ser. C, AMBAC, 5 1/2s, 7/1/29	Aaa	2,470,000	2,648,235
Ser. B, AMBAC, 5 3/8s, 7/1/20	Aaa	4,160,000	4,485,686
(Pub. Impt.), Ser. B, MBIA, 5 1/4s, 4/1/13	Aaa	3,240,000	3,539,830
(Pub. Impt.), Ser. B, MBIA, 5s, 4/1/11	Aaa	3,175,000	3,388,392
Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	Baa2	2,250,000	2,327,018
Geneva, Indl. Dev. Agcy. Rev. Bonds
(Hobart & William Smith), Ser. A,
5 3/8s, 2/1/33	A	2,650,000	2,787,032
Hempstead, Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Hofstra U.), 5 1/4s, 7/1/16	A	2,200,000	2,316,358
Huntington, Hsg. Auth. Sr. Hsg. Fac.
Rev. Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	1,250,000	1,234,438
Livingston Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Nicholas H. Noyes
Memorial Hosp.)
5 3/4s, 7/1/15	BB	1,330,000	1,385,754
5s, 7/1/10	BB	1,000,000	1,008,900

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

New York continued
Long Island, Pwr. Auth. NY Elec. Syst. Rev.
Bonds, Ser. A
5 3/4s, 12/1/24	A3 $	20,900,000	$22,275,429
5 1/8s, 9/1/29	A-	5,000,000	5,176,600
AMBAC, 5s, 9/1/29	Aaa	5,500,000	5,704,545
Long Island, Pwr. Auth. NY Elec. Syst.
VRDN, Ser. F, FSA, 3.03s, 12/1/29	VMIG1	6,195,000	6,195,000
Madison Cnty., Indl. Dev. Agcy. Rev.
Bonds (Colgate U.), Ser. A, 5s, 7/1/23	Aa3	4,090,000	4,281,330
Metro. Trans. Auth. Commuter Fac. Rev.
Bonds, Ser. A, U.S. Govt. Coll., 6s, 7/1/24
(Prerefunded)	AAA	5,550,000	6,045,060
Metro. Trans. Auth. Dedicated Tax Rev.
Bonds, Ser. A, FSA, 5 1/4s, 11/15/24	Aaa	10,000,000	10,663,700
Metro. Trans. Auth. Fac. Rev. Bonds
(Trans. Fac.), Ser. A, 6s, 7/1/24 (Prerefunded)	AAA	11,020,000	12,002,984
Metro. Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, 5 1/2s, 11/15/19	Aaa	13,000,000	14,295,840
Metro. Trans. Auth. Svc. Contract Rev.
Bonds (Trans. Fac.)
Ser. 3, U.S. Govt. Coll., 7 3/8s, 7/1/08	AAA	2,060,000	2,175,298
Ser. O, U.S. Govt. Coll., 5 3/4s, 7/1/13	AAA	15,820,000	17,326,539
Ser. O, U.S. Govt. Coll., 5 1/2s, 7/1/17	AAA	24,345,000	27,480,393
Nassau Cnty., G.O. Bonds
Ser. E, FSA, U.S. Govt. Coll., 6s, 3/1/20
(Prerefunded)	Aaa	1,125,000	1,239,964
Ser. E, FSA, U.S. Govt. Coll., 6s, 3/1/19
(Prerefunded)	Aaa	2,790,000	3,075,110
Ser. E, FSA, U.S. Govt. Coll., 6s, 3/1/18
(Prerefunded)	Aaa	2,735,000	3,014,490
Ser. E, FSA, U.S. Govt. Coll., 6s, 3/1/16
(Prerefunded)	Aaa	3,465,000	3,819,088
Ser. A, FGIC, 6s, 7/1/13	Aaa	1,000,000	1,137,210
Ser. A, FGIC, 6s, 7/1/11	Aaa	2,300,000	2,564,086
Ser. E, FSA, U.S. Govt. Coll., 5.9s, 3/1/15
(Prerefunded)	Aaa	2,580,000	2,833,537
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.)
Ser. A, 6 1/4s, 11/1/21	A3	410,000	440,233
Ser. B, 5 7/8s, 11/1/11	A3	1,005,000	1,065,692
Ser. D, 5 5/8s, 11/1/09	A3	825,000	873,304
Nassau Cnty., Interim Fin. Auth. Rev. Bonds,
Ser. A, MBIA, 5s, 11/15/15	Aaa	6,500,000	7,051,070
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds,
Ser. D, 5.55s, 11/15/24	Baa3	3,000,000	3,109,950
Niagara Falls, City School Dist. COP (High
School Fac.)
5 7/8s, 6/15/19 (Prerefunded)	Baa3	6,000,000	6,422,400
FSA, 5s, 6/15/28	AAA	1,800,000	1,859,220

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

New York continued
Niagara Falls, City School Dist. COP (High
School Fac.) continued
FSA, 5s, 6/15/24	AAA $	4,160,000	$4,322,947
FSA, 5s, 6/15/23	AAA	3,965,000	4,129,666
NY City, City Transitional Fin. Auth.
Rev. Bonds
Ser. A, 5 3/4s, 8/15/24 (Prerefunded)	AAA	6,500,000	7,099,755
AMBAC, 5 1/4s, 8/1/15	Aaa	2,000,000	2,158,040
Ser. C, U.S. Govt. Coll., 5s, 5/1/26
(Prerefunded)	AAA	80,000	84,028
NY City, City Transitional Fin. Auth. VRDN
Ser. A, 3.06s, 2/15/30	VMIG1	9,400,000	9,400,000
(NYC Recovery), Ser. 3, 3.06s, 11/1/22	VMIG1	16,600,000	16,600,000
NY City, G.O. Bonds
Ser. B, MBIA, 6 1/2s, 8/15/11	Aaa	18,675,000	21,285,018
Ser. D, MBIA, 6 1/2s, 11/1/10	Aaa	21,495,000	24,222,930
Ser. I, U.S. Govt. Coll., 6 1/4s, 4/15/27
(Prerefunded)	Aaa	945,000	992,741
Ser. I, U.S. Govt. Coll., 6 1/4s, 4/15/17
(Prerefunded)	Aaa	1,845,000	1,938,209
AMBAC, 6.05s, 9/1/11	Aaa	100,000	100,432
Ser. I, 5 7/8s, 3/15/14 (Prerefunded)	A1	2,000,000	2,044,800
Ser. B, 5 1/2s, 12/1/11	A1	23,525,000	25,609,550
Ser. C, 5 1/4s, 8/1/11	A1	3,000,000	3,214,620
Ser. N, 5s, 8/1/20	A1	1,000,000	1,045,130
Ser. M, 5s, 4/1/20	A1	6,775,000	7,072,152
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	Aaa	2,600,000	2,700,126
NY City, Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Parking Corp.), 8 1/2s, 12/30/22	B-/P	6,970,000	6,030,583
(Staten Island U. Hosp.), Ser. A,
6 3/8s, 7/1/31	Ba3	3,280,000	3,335,137
(Brooklyn Polytech. U. Project J),
6 1/8s, 11/1/30	BB+	5,500,000	5,519,525
(United Jewish Appeal), Ser. A,
5 1/4s, 7/1/23	Aa2	2,545,000	2,741,321
(St. Francis College), 5s, 10/1/34	A-	750,000	764,963
(Horace Mann School), MBIA, 5s, 7/1/28	Aaa	7,000,000	7,176,400
NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B-/P	2,600,000	2,693,626
(Liberty-7 World Trade Ctr.),
Ser. A, 6 1/4s, 3/1/15	B-/P	2,050,000	2,148,462
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	BBB-	5,000,000	5,340,600
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BBB-	1,440,000	1,442,275

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

New York continued
NY City, Indl. Dev. Agcy. Special Arpt.
Fac. Rev. Bonds (Airis JFK I LLC)
Ser. A, 6s, 7/1/27	Baa3	$9,500,000	$9,547,880
Ser. A, 5 1/2s, 7/1/28	Baa4	7,000,001	6,972,771
NY City, Indl. Dev. Agcy. Special Fac. Rev.
Bonds (Terminal One Group Assn.),
6 1/8s, 1/1/24	A3	11,465,000	11,493,089
(Terminal One Group Assn.),
5 1/2s, 1/1/17	A3	3,900,000	4,154,358
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	3,650,000	3,147,249
NY City, Metro. Trans. Auth. Rev.
Bonds, Ser. A,
AMBAC, 5 1/4s, 1/1/29 (Prerefunded)	Aaa	5,000,000	5,394,450
NY City, Muni. Assistance Corp. Rev.
Bonds, Ser. P, 5s, 7/1/08	Aaa	10,000,000	10,433,300
NY City, Muni. Wtr. & Swr. Fin. Auth.
Rev. Bonds
AMBAC, 7 1/2s, 6/15/11	Aaa	25,600,000	29,748,992
Ser. B, FGIC, 7 1/2s, 6/15/11	Aaa	290,000	335,556
Ser. B , FGIC, 7 1/2s, 6/15/11	Aaa	110,000	127,290
Ser. D, 5s, 6/15/37	AA+	8,500,000	8,726,780
Ser. B, AMBAC, 5s, 6/15/28	Aaa	5,000,000	5,191,250
NY City, State Dorm. Auth. Lease
Rev. Bonds
(Court Fac.), 6s, 5/15/39 (Prerefunded)	A+	5,600,000	6,234,144
(Westchester Cnty.), 5 1/4s, 8/1/18	Aa1	3,000,000	3,180,450
NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	BBB	6,000,000	6,123,480
NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement)
6s, 6/1/43	BBB	1,000,000	1,044,680
5 3/4s, 6/1/33	BBB	3,500,000	3,624,705
NY Cntys., Tobacco Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BBB	7,000,000	6,502,650
NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13	AA-	5,000,000	6,091,800
(City U. Syst.), Ser. C, 7 1/2s, 7/1/10	A3	16,205,000	17,666,043
(Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25	Ba1	2,500,000	2,652,475
(State U. Edl. Fac.), Ser. A, FSA,
5 7/8s, 5/15/17	Aaa	8,950,000	10,407,150
(State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11	AA-	11,200,000	12,373,536
(Winthrop Nassau U.), 5 3/4s, 7/1/28	Baa1	5,250,000	5,539,433
(Schools PG - Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	Aaa	1,340,000	1,446,584
(U. Syst. Construction), Ser. A,
5 3/4s, 7/1/18	AA-	35,385,000	39,934,096
(City U.), Ser. A, MBIA, 5 3/4s, 7/1/13	Aaa	26,500,000	29,162,985
(U. Syst. Construction), Ser. A,
5 5/8s, 7/1/16	AA-	15,600,000	17,481,516

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

New York continued
NY State Dorm. Auth. Rev. Bonds
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aaa	$8,500,000	$9,895,700
(North Shore Long Island Jewish Group),
5 1/2s, 5/1/33	A3	2,000,000	2,107,940
(Winthrop-U. Hosp. Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	1,150,000	1,196,115
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aaa	3,500,000	4,000,780
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	2,750,000	2,854,995
(Mental Hlth.), Ser. D, FSA, 5 1/4s, 8/15/30	Aaa	1,460,000	1,529,043
(Mental Hlth.), Ser. D, FSA, 5 1/4s, 8/15/30
(Prerefunded)	Aaa	690,000	743,986
(Mental Hlth. Svcs.), Ser. D, FSA, 5 1/4s,
8/15/30 (Prerefunded)	Aaa	17,810,000	19,203,454
(NY Methodist Hosp.), 5 1/4s, 7/1/18	A3	750,000	793,440
(NY Methodist Hosp.), 5 1/4s, 7/1/17	A3	1,865,000	1,975,762
(Rochester U.), Ser. A, 5 1/8s, 7/1/39	A1	6,405,000	6,599,584
(Memorial Sloan-Kettering Ctr.),
Ser. 1, 5s, 7/1/34	Aa2	13,500,000	13,798,215
(Rochester U.), Ser. A, 5s, 7/1/34	A1	5,500,000	5,619,020
(Yeshiva U.), AMBAC, 5s, 7/1/30	Aaa	3,000,000	3,077,550
(Montefiore Hosp.), FGIC, FHA Insd.,
5s, 8/1/29	Aaa	9,530,000	9,862,121
(NYU), Ser. A, FGIC, 5s, 7/1/29	Aaa	5,705,000	5,914,031
(U. of Rochester), Ser. A, MBIA, 5s, 7/1/27	Aaa	3,000,000	3,070,050
(Yeshiva U.), AMBAC, 5s, 7/1/26	Aaa	2,700,000	2,795,391
(Albany), Ser. A-1, FSA, FHA Insd.,
5s, 8/15/25	Aaa	1,500,000	1,569,870
(Columbia U.), Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,089,840
(Columbia U.), Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,094,500
(Columbia U.), 5s, 7/1/22	Aaa	7,500,000	7,808,925
(Columbia U.), Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,148,800
(Columbia U.), Ser. B, 5s, 7/1/21	Aaa	2,000,000	2,103,900
Ser. A, MBIA, 5s, 3/15/19	AAA	1,700,000	1,783,249
(Columbia U.), 5s, 7/1/14	Aaa	2,000,000	2,175,660
(Lutheran Med.), MBIA, 5s, 8/1/12	Aaa	2,505,000	2,680,175
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Ba1	2,250,000	2,276,415
(Colgate U.), MBIA, 4 3/4s, 7/1/28	Aaa	10,000,000	10,116,800
(State U. Edl. Fac.), Ser. B, zero %, 5/15/09	AA-	725,000	632,976
NY State Dorm. Auth. Lease Rev. Bonds
(State U. Dorm Fac.), Ser. A, MBIA, 5s, 7/1/29	AAA	11,740,000	12,210,657
NY State Energy Research & Dev. Auth.
Gas Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	12,000,000	12,463,320
NY State Energy Research & Dev. Auth.
Rev. Bonds, 6.368s, 4/1/20	A+	7,000,000	7,556,360

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

New York continued
NY State Env. Fac. Corp. Poll. Control
Rev. Bonds
(State Wtr. Revolving Fund),
Ser. B, 6.65s, 9/15/13	Aaa $	3,425,000	$3,529,600
(State Wtr. Revolving Fund),
Ser. A, 6.55s, 9/15/10	Aaa	1,735,000	1,819,373
(State Wtr.), 5 7/8s, 6/15/14	Aaa	270,000	273,081
NY State Env. Fac. Corp. State Clean
Wtr. & Drinking Rev. Bonds
(NYC Muni. Wtr. Fin.), 5s, 6/15/29	Aaa	13,590,000	14,134,959
NY State Hsg. Fin. Agcy. Rev. Bonds
(Multi-Fam. Hsg. Insd. Mtge. Program),
Ser. A, FHA Insd., 7s, 8/15/22	Aaa	3,355,000	3,365,602
NY State Hwy. & Bridge Auth. Rev. Bonds,
Ser. A, FSA
6s, 4/1/16 (Prerefunded)	Aaa	1,000,000	1,110,580
5.8s, 4/1/18 (Prerefunded)	Aaa	2,000,000	2,205,220
5 3/4s, 4/1/17 (Prerefunded)	Aaa	2,000,000	2,201,240
NY State Hwy. Auth. Rev. Bonds
(Hwy. & Bridge Trust Fund), Ser. B,
FGIC, 5s, 4/1/17	AAA	8,750,000	9,410,275
NY State Mtge. Agcy. Rev. Bonds
(Homeowner Mtge.), Ser. 124
4.1s, 4/1/16	Aa1	1,000,000	989,990
4s, 10/1/15	Aa1	550,000	542,064
3.9s, 10/1/14	Aa1	520,000	512,340
NY State Pwr. Auth. Rev. Bonds
5s, 11/15/20	Aa2	4,250,000	4,465,900
5s, 11/15/06	Aa2	31,135,000	31,660,559
NY State Thruway Auth. Rev. Bonds
Ser. A, MBIA, 5 1/4s, 4/1/22 (Prerefunded)	Aaa	4,300,000	4,735,461
(Gen. Hwy. & Bridge Trust Fund),
Ser. A, MBIA, 5s, 4/1/21	Aaa	2,000,000	2,098,380
NY State Urban Dev. Corp. Rev. Bonds
(Correctional Fac.), Ser. 7, 5.7s, 1/1/16
(Prerefunded)	AA-	5,830,000	6,098,122
(Clarkson Ctr.), 5 1/2s, 1/1/20	AA-	1,685,000	1,900,579
(Personal Income Tax), Ser. C-1, FGIC,
5 1/2s, 3/15/19 (Prerefunded)	Aaa	4,000,000	4,466,280
(Clarkson Ctr.), 5 1/2s, 1/1/15	AA-	3,345,000	3,635,513
(Syracuse U. ), 5 1/2s, 1/1/15	AA-	2,000,000	2,173,760
(Correctional Fac.), Ser. A, 5 1/2s, 1/1/09	AA-	7,710,000	8,157,566
Ser. A-1, FGIC, 5s, 3/15/29	Aaa	6,565,000	6,789,326
(Correctional Fac.), Ser. A, 5s,
1/1/28 (Prerefunded)	AA-	355,000	374,280
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,000,000	998,080

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

New York continued
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30 (acquired
12/9/98, cost $1,000,000) ‡	BB/P	$1,000,000	$1,051,550
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	BB-/P	3,200,000	3,361,760
7s, 8/1/21	BB-/P	2,300,000	2,421,992
Port Auth. NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. - 5th Installment),
6 3/4s, 10/1/19	BB+/P	3,900,000	4,067,271
(Kennedy Intl. Arpt. - 4th Installment),
6 3/4s, 10/1/11	BB+/P	1,000,000	1,042,980
Sales Tax Asset Receivable Corp. Rev.
Bonds, Ser. A
AMBAC, 5s, 10/15/29	Aaa	18,000,000	18,744,300
MBIA, 5s, 10/15/26	Aaa	20,000,000	20,961,400
MBIA, 5s, 10/15/25	Aaa	15,000,000	15,732,300
St. Lawrence Cnty., Indl. Dev. Rev. Bonds (St.
Lawrence U.), Ser. A, MBIA, 5s, 7/1/28	Aaa	7,750,000	7,917,865
Suffolk Cnty., G.O. Bonds, FSA
5s, 6/15/16	Aaa	2,835,000	3,053,097
5s, 6/15/15	Aaa	3,375,000	3,651,278
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B-/P	500,000	504,655
(Southampton Hosp. Assn.), Ser. A, 7 1/4s,
1/1/30	B-/P	500,000	490,485
(Huntington Hosp.), Ser. B, 5 7/8s, 11/1/32	Baa1	2,200,000	2,303,290
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry),
Ser. A
7 1/4s, 11/1/28	BB-/P	4,000,000	4,301,600
7.2s, 11/1/19	BB-/P	4,000,000	4,313,720
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	4,200,000	4,626,552
(Nissequogue Cogen. Partners Fac.), 5 1/2s,
1/1/23	BB+/P	2,000,000	1,968,000
Suffolk Cnty., Judicial Fac. Agcy. Rev. Bonds (John
P. Cohalan Complex), AMBAC, 5s, 4/15/16	Aaa	4,220,000	4,445,897
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st
Mtge. - Jewish Home), Ser. A
7 3/8s, 3/1/31	BB-/P	2,800,000	2,929,444
7 3/8s, 3/1/21	BB-/P	800,000	840,688
Tobacco Settlement Rev. Bonds
(Asset Backed Bonds), Ser. 1, 5 3/4s, 7/15/32	BBB	4,250,000	4,350,470
Triborough Bridge & Tunnel Auth. Gen.
Purpose Rev. Bonds (Convention Ctr.),
Ser. E, 7 1/4s, 1/1/10	AA-	29,500,000	31,584,765

MUNICIPAL BONDS AND NOTES (98.6%)* continued

	Rating **	Principal amount	Value

New York continued
Triborough, Bridge & Tunnel Auth. VRDN,
Ser. C, FSA, 2.96s, 1/1/31	VMIG1 $	9,875,000	$9,875,000
Westchester Cnty., Indl Dev. Agcy.
Civic Fac. Rev.
Bonds (Guiding Eyes for the Blind),
5 3/8s, 8/1/24	BBB	800,000	830,520
Westchester, Tobacco Asset
Securitization Corp. Rev. Bonds
5 1/8s, 6/1/38	BBB	2,500,000	2,369,625
5s, 6/1/26	BBB	1,000,000	960,360
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	BB	4,005,000	4,134,721
			1,120,687,290

Puerto Rico (8.6%)
Children’s Trust Fund Tobacco Settlement
Rev. Bonds, 5 1/2s, 5/15/39	BBB	9,250,000	9,364,700
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.),
MBIA, 5 1/4s, 7/1/18	AAA	4,750,000	5,277,345
Cmnwlth. of PR, Hwy. & Trans. Auth.
Rev. Bonds
Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)	AAA	2,275,000	2,527,935
Ser. K, 5s, 7/1/18	BBB+	8,000,000	8,301,760
Ser. K, 5s, 7/1/16	BBB+	5,000,000	5,220,200
PR Elec. Pwr. Auth. Rev. Bonds
Ser. W, MBIA, 7s, 7/1/07	Aaa	20,000,000	21,127,200
Ser. AA, MBIA, 5 3/8s, 7/1/27	Aaa	5,265,000	5,495,976
Ser. AA, MBIA, 5 3/8s, 7/1/27 (Prerefunded)	Aaa	4,735,000	4,961,380
Ser. RR, FGIC, 5s, 7/1/24	Aaa	6,500,000	6,848,530
PR Indl. Tourist Edl. Med. & Env. Control Fac.
Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	6,000,000	6,440,760
PR Infrastructure Fin. Auth. Special Rev. Bonds,
Ser. A, U.S. Govt. Coll., 5 1/2s, 10/1/40	Aaa	22,000,000	23,725,231
U. of PR Rev. Bonds, Ser. O, MBIA,
5 3/8s, 6/1/30	Aaa	7,000,000	7,078,261
			106,369,278

TOTAL INVESTMENTS
Total investments (cost $1,162,539,909)			$1,227,056,568

*	Percentages indicated are based on net assets of $1,244,887,703.
**	The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at November 30,
	2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may
	from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent
	what the agencies would ascribe to these securities at November 30, 2005. Securities rated by Putnam are indicated by “/P”
	. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the
	Statement of Additional Information.
‡	Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30,
	2005 was $1,051,550 or less than 0.1% of net assets.
	At November 30, 2005, liquid assets totaling $4,131,194 have been designated as collateral for open forward commitments.
	The rates shown on VRDN are the current interest rates at November 30, 2005.
	The fund had the following industry group concentrations greater than 10% at November 30, 2005 (as a percentage of
	net assets):
	Education	12.4%
	Utilities and power	11.8
	The fund had the following insurance concentration greater than 10% at November 30, 2005 (as a percentage of net assets):
	MBIA	18.0%

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with UBS AG dated November 10, 2005
to pay quarterly the notional amount multiplied by 3.99%
and receive quarterly the notional amount multiplied by
the U.S. Bond Market Association Municipal Swap Index.	$25,000,000	5/11/16	$(132,377)
Agreement with JPMorgan Chase Bank, N.A. dated
September 19, 2005 to receive quarterly the notional
amount multiplied by 3.693% and pay quarterly the
notional amount multiplied by the U.S. Bond Market
Association Municipal Swap Index.	25,000,000	3/21/16	400,342

Total			$ 267,965

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/05

ASSETS
Investments in securities, at value (Note 1)
Unaffiliated issuers (identified cost $1,162,539,909)	$1,227,056,568

Cash	3,484,321

Interest and other receivables	20,196,610

Receivable for shares of the fund sold	282,081

Receivable for securities sold	2,855,347

Unrealized appreciation on swap contracts (Note 1)	400,342

Total assets	1,254,275,269

LIABILITIES
Distributions payable to shareholders	1,598,426

Payable for securities purchased	4,131,194

Payable for shares of the fund repurchased	1,160,876

Payable for compensation of Manager (Note 2)	1,572,321

Payable for investor servicing and custodian fees (Note 2)	57,377

Payable for Trustee compensation and expenses (Note 2)	178,251

Payable for administrative services (Note 2)	4,008

Payable for distribution fees (Note 2)	457,458

Unrealized depreciation on swap contracts (Note 1)	132,377

Other accrued expenses	95,278

Total liabilities	9,387,566

Net assets	$1,244,887,703

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,177,860,260

Undistributed net investment income (Note 1)	3,511,482

Accumulated net realized loss on investments (Note 1)	(1,268,663)

Net unrealized appreciation of investments	64,784,624

Total -- Representing net assets applicable to capital shares outstanding	$1,244,887,703

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,148,135,398 divided by 131,898,080 shares)	$8.70

Offering price per class A share
(100/96.25 of $8.70)*	$9.04

Net asset value and offering price per class B share
($83,499,975 divided by 9,610,191 shares)**	$8.69

Net asset value and offering price per class C share
($10,472,100 divided by 1,203,248 shares)**	$8.70

Net asset value and redemption price per class M share
($2,780,230 divided by 319,223 shares)	$8.71

Offering price per class M share
(100/96.75 of $8.71)***	$9.00

*	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

***	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/05

INTEREST INCOME	$61,636,827

EXPENSES
Compensation of Manager (Note 2)	6,511,753

Investor servicing fees (Note 2)	676,501

Custodian fees (Note 2)	152,695

Trustee compensation and expenses (Note 2)	54,292

Administrative services (Note 2)	44,505

Distribution fees -- Class A (Note 2)	2,388,944

Distribution fees -- Class B (Note 2)	824,489

Distribution fees -- Class C (Note 2)	102,987

Distribution fees -- Class M (Note 2)	15,817

Other	207,387

Non-recurring costs (Notes 2 and 5)	14,806

Costs assumed by Manager (Notes 2 and 5)	(14,806)

Total expenses	10,979,370

Expense reduction (Note 2)	(483,842)

Net expenses	10,495,528

Net investment income	51,141,299

Net realized gain on investments (Notes 1 and 3)	11,299,616

Net realized gain on futures contracts (Note 1)	644,505

Net realized gain on swap contracts (Note 1)	1,735,750

Net unrealized depreciation of investments
and swap contracts during the year	(21,299,811)

Net loss on investments	(7,619,940)

Net increase in net assets resulting from operations	$43,521,359

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	11/30/05	11/30/04

Operations:
Net investment income	$ 51,141,299	$ 57,481,972

Net realized gain on investments	13,679,871	21,037,464

Net unrealized depreciation of investments	(21,299,811)	(36,665,195)

Net increase in net assets resulting from operations	43,521,359	41,854,241

Distributions to shareholders: (Note 1)

From tax-exempt income

Class A	(46,726,578)	(51,080,604)

Class B	(3,189,657)	(4,499,875)

Class C	(321,212)	(331,858)

Class M	(114,647)	(129,582)

From ordinary income

Class A	(205,938)	--

Class B	(18,720)	--

Class C	(1,770)	--

Class M	(559)	--

From net realized long-term gain on investments

Class A	(11,890,049)	--

Class B	(1,079,787)	--

Class C	(102,031)	--

Class M	(32,236)	--

Redemption fees (Note 1)	53	1,011

Decrease from capital share transactions (Note 4)	(82,445,773)	(148,119,865)

Total decrease in net assets	(102,607,545)	(162,306,532)

NET ASSETS
Beginning of year	1,347,495,248	1,509,801,780

End of year (including undistributed net investment
income of $3,511,482 and $2,816,731, respectively)	$1,244,887,703	$1,347,495,248

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$8.84	$8.93	$8.87	$8.79	$8.52

Investment operations:
Net investment income	.35	.37(c)	.38	.40	.42

Net realized and unrealized
gain (loss) on investments	(.05)	(.10)	.16	.07	.27

Total from
investment operations	.30	.27	.54	.47	.69

Less distributions:
From net investment income	(.35)	(.36)	(.39)	(.39)	(.42)

From net realized gain
on investments	(.09)	--	(.09)	--	--

Total distributions	(.44)	(.36)	(.48)	(.39)	(.42)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$8.70	$8.84	$8.93	$8.87	$8.79

Total return at
net asset value (%)(a)	3.36	3.08	6.25	5.44	8.24

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,148,135	$1,222,953	$1,336,936	$1,322,541	$1,362,488

Ratio of expenses to
average net assets (%)(b)	.79	.82(c)	.82	.82	.81

Ratio of net investment income
to average net assets (%)	3.98	4.14(c)	4.23	4.50	4.80

Portfolio turnover (%)	12.91	22.57	8.08(e)	17.90	18.63

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(c)	Reflects an involuntary contractual expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class A shares (Note 2).

(d)	Amount represents less than $0.01 per share.

(e)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$8.83	$8.91	$8.85	$8.77	$8.51

Investment operations:
Net investment income	.31	.31(c)	.32	.34	.37

Net realized and unrealized
gain (loss) on investments	(.06)	(.09)	.17	.07	.25

Total from
investment operations	.25	.22	.49	.41	.62

Less distributions:
From net investment income	(.30)	(.30)	(.34)	(.33)	(.36)

From net realized gain
on investments	(.09)	--	(.09)	--	--

Total distributions	(.39)	(.30)	(.43)	(.33)	(.36)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$8.69	$8.83	$8.91	$8.85	$8.77

Total return at
net asset value (%)(a)	2.85	2.50	5.57	4.75	7.41

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$83,500	$110,813	$158,081	$119,251	$117,722

Ratio of expenses to
average net assets (%)(b)	1.44	1.47(c)	1.47	1.47	1.46

Ratio of net investment income
to average net assets (%)	3.33	3.50(c)	3.59	3.84	4.18

Portfolio turnover (%)	12.91	22.57	8.08(e)	17.90	18.63

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(c)	Reflects an involuntary contractual expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class B shares (Note 2).

(d)	Amount represents less than $0.01 per share.

(e)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$8.84	$8.93	$8.86	$8.79	$8.53

Investment operations:
Net investment income	.28	.30(c)	.31	.33	.35

Net realized and unrealized
gain (loss) on investments	(.06)	(.10)	.17	.06	.26

Total from
investment operations	.22	.20	.48	.39	.61

Less distributions:
From net investment income	(.27)	(.29)	(.32)	(.32)	(.35)

From net realized gain
on investments	(.09)	--	(.09)	--	--

Total distributions	(.36)	(.29)	(.41)	(.32)	(.35)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$8.70	$8.84	$8.93	$8.86	$8.79

Total return at
net asset value (%)(a)	2.54	2.27	5.54	4.48	7.25

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$10,472	$10,411	$10,909	$5,885	$5,145

Ratio of expenses to
average net assets (%)(b)	1.59	1.62(c)	1.62	1.62	1.61

Ratio of net investment income
to average net assets (%)	3.18	3.34(c)	3.43	3.69	3.93

Portfolio turnover (%)	12.91	22.57	8.08(e)	17.90	18.63

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(c)	Reflects an involuntary contractual expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class C shares (Note 2).

(d)	Amount represents less than $0.01 per share.

(e)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$8.85	$8.94	$8.87	$8.79	$8.53

Investment operations:
Net investment income	.32	.34(c)	.35	.37	.40

Net realized and unrealized
gain (loss) on investments	(.05)	(.10)	.18	.07	.26

Total from
investment operations	.27	.24	.53	.44	.66

Less distributions:
From net investment income	(.32)	(.33)	(.37)	(.36)	(.40)

From net realized gain
on investments	(.09)	--	(.09)	--	--

Total distributions	(.41)	(.33)	(.46)	(.36)	(.40)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$8.71	$8.85	$8.94	$8.87	$8.79

Total return at
net asset value (%)(a)	3.06	2.77	6.06	5.12	7.78

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$2,780	$3,318	$3,876	$2,343	$1,793

Ratio of expenses to
average net assets (%)(b)	1.09	1.12(c)	1.12	1.12	1.11

Ratio of net investment income
to average net assets (%)	3.68	3.84(c)	3.94	4.17	4.51

Portfolio turnover (%)	12.91	22.57	8.08(e)	17.90	18.63

(a)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)	Includes amounts paid through expense offset and broker service arrangements (Note 2).

(c)	Reflects an involuntary contractual expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class M shares (Note 2).

(d)	Amount represents less than $0.01 per share.

(e)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/05

Note 1: Significant accounting policies

Putnam New York Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C and class M shares. Class A and Class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange- traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at year end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, market discount and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2005, the fund reclassified $132,533 to increase undistributed net investment income with an increase to accumulated net realized loss of $132,533.

The tax-basis components of distributable earnings and the federal tax cost as of November 30, 2005 was as follows:

Unrealized appreciation	$ 67,909,595
Unrealized depreciation	(4,493,244)
----------------------------
Net unrealized appreciation	63,416,351
Undistributed tax-exempt Income	4,869,244
Undistributed ordinary income	184,871
Undistributed short-term gain	2,194,646
Undistributed long-term gain	9,951,972
Cost for federal income
tax purposes	$1,163,640,217

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended November 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the year ended November 30, 2005, Putnam Management has assumed $14,806 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2005, the fund incurred $829,048 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2005, the fund’s expenses were reduced by $483,842 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $443, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004 .Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended November 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $34,718 and $96 from the sale of class A and class M shares, respectively, and received $110,580 and $473 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 2005, Putnam Retail Management, acting as underwriter, received $9,623 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended November 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $155,163,124 and $224,584,375, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 11/30/05:
Shares sold	4,994,206	$ 44,012,651

Shares issued
in connection
with reinvestment
of distributions	4,494,487	39,608,616

	9,488,693	83,621,267

Shares
repurchased	(15,876,482)	(139,930,137)

Net decrease	(6,387,789)	$ (56,308,870)

Year ended 11/30/04:
Shares sold	5,814,447	$ 51,632,175

Shares issued
in connection
with reinvestment
of distributions	3,749,175	33,239,376

	9,563,622	84,871,551

Shares
repurchased	(21,002,883)	(186,170,642)

Net decrease	(11,439,261)	$ (101,299,091)

CLASS B	Shares	Amount
Year ended 11/30/05:
Shares sold	386,640	$ 3,405,136

Shares issued
in connection
with reinvestment
of distributions	341,949	3,008,763

	728,589	6,413,899

Shares
repurchased	(3,668,495)	(32,283,698)

Net decrease	(2,939,906)	$ (25,869,799)

Year ended 11/30/04:
Shares sold	470,081	$ 4,167,315

Shares issued
in connection
with reinvestment
of distributions	340,837	3,018,902

	810,918	7,186,217

Shares
repurchased	(5,994,815)	(53,080,020)

Net decrease	(5,183,897)	$ (45,893,803)

CLASS C	Shares	Amount
Year ended 11/30/05:
Shares sold	188,370	$ 1,660,287

Shares issued
in connection
with reinvestment
of distributions	35,735	314,854

	224,105	1,975,141

Shares
repurchased	(198,297)	(1,748,111)

Net increase	25,808	$ 227,030

Year ended 11/30/04:
Shares sold	238,076	$ 2,099,793

Shares issued
in connection
with reinvestment
of distributions	27,732	245,898

	265,808	2,345,691

Shares
repurchased	(310,273)	(2,751,050)

Net decrease	(44,465)	$ (405,359)

CLASS M	Shares	Amount
Year ended 11/30/05:
Shares sold	9,188	$ 80,024

Shares issued
in connection
with reinvestment
of distributions	12,920	114,938

	22,108	194,962

Shares
repurchased	(77,870)	(689,096)

Net decrease	(55,762)	$ (494,134)

Year ended 11/30/04:
Shares sold	16,798	$ 156,321

Shares issued
in connection
with reinvestment
of distributions	11,390	93,184

	28,188	249,505

Shares
repurchased	(86,815)	(771,117)

Net decrease	(58,627)	$ (521,612)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 99.6% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $10,074,324 as long term capital gain, for its taxable year ended November 30, 2005.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN051 230198 1/06

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In December 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, to go into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2005	$ 37,192	$ --	$ 4,192	$ --
November 30, 2004	$ 37,681*	$ --	$ 4,150	$ 257

* Includes fees of $ 531 by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended November 30, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended November 30, 2005 and November 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $4,192 and $4,407 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Compliance Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2005	$ --	$ --	$ --	$ --
November 30, 2004	$ --	$ --	$ --	$ --

Item 5. Audit Committee

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: January 27, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: January 27, 2006